                                                   As filed pursuant to Rule 497
                                                under the Securities Act of 1933
                                        Registration Nos. 33-85014 and 811-08810




                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
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                          FS VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
                     POLARIS II VARIABLE ANNUITY PROSPECTUS
                              (F-3023-PR0 (R 4/04))
                                DATED MAY 3, 2004

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The following replaces the INVESTMENT CHARGES section located on page 18 of the prospectus:


INVESTMENT CHARGES

         INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables illustrate these charges and expenses. For more detailed information on these investment charges, refer to the accompanying prospectuses for the Trusts.

         12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 0.25% fee applicable to the Class II shares of American Funds Insurance Series, Class 3 shares of Anchor Series Trust and SunAmerica Series Trust, and Class II shares of Van Kampen Life Investment Trust is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the underlying portfolios.

DATE: December 30, 2004


                Please keep this Supplement with your Prospectus.



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